UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2024

Global Technology Acquisition Corp. I

(Exact name of registrant as specified in charter)

Cayman Islands	001-40948	66-0969672
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

CO Services Cayman Limited

P.O. Box 10008

Willow House, Cricket Square

Grand Cayman, Cayman Islands KY1-1001

(Address of principal executive offices, including zip code)

(917) 338-7786

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GTACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, $0.0001 par value	GTAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

As previously disclosed in the Current Report on Form 8-K filed by Global Technology Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), on April 10, 2024 with the Securities and Exchange Commission (the “SEC”), Global Technology Acquisition I Sponsor LP (“Sponsor”) entered into a term sheet (the “Term Sheet”) with HCG Opportunity II, LLC (“HCG Opportunity”) to acquire certain securities of the Company held by Sponsor.

On April 19, 2024, the Company, Sponsor and HCG Opportunity entered into a securities purchase agreement (the “Purchase Agreement”) on terms substantially consistent with the Term Sheet and, on April 19, 2024 (the “Closing Date”), consummated the transactions contemplated thereby (the “Closing”). Pursuant to the Purchase Agreement, at the Closing, among other things: (i) HCG Opportunity acquired 3,500,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Shares”), of the Company and 7,350,000 private placement warrants (the “Private Placement Warrants”) of the Company from Sponsor; (ii) HCG Opportunity agreed to cause the Company to pay $250,000 in cash consideration upon closing of the Company’s initial business combination at Sponsor’s direction to entities or accounts as directed by Sponsor; (iii) HCG Opportunity entered into a joinder to the Company’s existing Registration Rights Agreement dated October 20, 2021; (iv) Sponsor assigned the existing Administrative Services Agreement dated October 20, 2021 with the Company to HCG Opportunity; (v) as further described under Item 5.02 below, all of the directors and officers of the Company resigned, and each of the New Directors (as defined below) and officers designated by HCG Opportunity was appointed as directors and officers, respectively, of the Company; (vi) as further described below, the Company, HCG Opportunity and the Company’s former officers and directors party to the existing Letter Agreement dated October 20, 2021 (the “Letter Agreement” and such former officers and directors, together with Sponsor, the “Insiders”) entered into an amendment (the “Amendment”) to the Letter Agreement; (vii) as further described under Item 1.02 below, the Sponsor Promissory Note (as defined below) was terminated; and (viii) HCG Opportunity acquired a new D&O insurance policy, which includes coverage for full prior acts.

Following the Closing, Sponsor retained (i) 3,150,000 Private Placement Warrants (the “Retained PP Warrants”), (ii) 1,300,000 non-redeemable Class A ordinary shares, par value $0.0001 per share (the “Class A Shares”), of the Company and (iii) and 164,000 Class B Shares (together with the retained Class A Shares, the “Sponsored Retained Shares”), following the substantially concurrent transfer by certain of the former independent directors of the Company (the “Pre-Closing Independent Directors”) of 84,000 Class B Shares to Sponsor. Following such transfers by the Pre-Closing Independent Directors to Sponsor, the Pre-Closing Independent Directors retained an aggregate of 36,000 Class B Shares (the “Director Retained Shares”).

The Retained PP Warrants and 250,000 of the Sponsor Retained Shares are subject to any changes, concessions, amendments, forfeitures, restrictions or other agreements (“Changes”) HCG Opportunity determines to make in connection with the Company’s initial business combination (the “Initial Business Combination”) or otherwise (provided that all such Changes affect all holders of Private Placement Warrants, including Sponsor and HCG Opportunity, equally on a pro rata basis). An aggregate of 1,250,000 of the Sponsor Retained Shares and the Director Retained Shares are not be subject to any Changes.

At the closing of the Initial Business Combination, the number of Retained PP Warrants will be equal to at least 30% of the warrants held by HCG Opportunity and Sponsor on an aggregate basis and the aggregate number of Sponsor Retained Shares and Director Retained Shares will be equal to at least 30% of the Class A Shares and Class B Shares held by HCG Opportunity, Sponsor and the Pre-Closing Independent Directors on an aggregate basis.

After the Closing, HCG Opportunity will elect to extend the Company’s investment period from April 25, 2024 to July 25, 2024 by deposit of $0.10 per Class A Share with redemption rights then outstanding for such three-month extension, into the Company’s trust account, pursuant to an existing automatic extension option that exists in the Company’s Amended and Restated Memorandum and Articles of Association.

To the extent the Company issues any promissory notes to HCG Opportunity, (i) if such promissory notes are repaid in cash, HCG Opportunity shall be entitled to the entire amount of such cash payment and (ii) if such promissory notes are converted into warrants, ordinary shares or any other securities, then 70% of such securities shall be issued to HCG Opportunity and 30% of such securities shall be issued to Sponsor.

The foregoing description of the Purchase Agreement is qualified in its entirely by reference to the full text of the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Amendment to the Letter Agreement

Concurrent with the Closing, on the Closing Date, the Company entered into the Amendment with the Insiders and HCG Opportunity. Pursuant to the Amendment, HCG Opportunity became a party to the Letter Agreement, and the parties acknowledged and agreed that, among other things, the Insiders would continue to be bound to the lock-up provisions of the Letter Agreement (including any amendment or waiver thereof agreed to by HCG Opportunity in connection with the Company’s initial business combination, provided that with respect to a portion of the securities held by Sponsor, such amendment or waiver reduces the term of the lock-up period or otherwise is more beneficial to the Insiders).

The foregoing description of the Amendment is qualified in its entirely by reference to the full text of the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on June 29, 2023, the Company issued a promissory note to the Sponsor in the original principal amount of up to $1,500,000 (the “Sponsor Promissory Note”), with an outstanding balance of $525,000 as of the Closing Date. Pursuant to the Purchase Agreement, the Sponsor Promissory Note was cancelled and extinguished in its entirety, and all amounts owed under the Sponsor Promissory Note was deemed satisfied in full as of the Closing Date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Closing, on the Closing Date, all of the members of the Board of Directors and officers of the Company resigned and the following persons were appointed to the following positions: (i) Thomas D. Hennessy - Chairman and Chief Executive Officer of the Company, (ii) Nicholas Geeza - Chief Financial Officer of the Company, and (iii) Joseph Beck, Garth Mitchell, Gloria Fu, Courtney Robinson and Javier Saade were each appointed as independent directors of the Company (Messrs. Hennessy, Beck, Mitchell and Saade and Mss. Fu and Robinson being referred to collectively hereafter as the “New Directors”).

Biographies for each of the New Directors and Mr. Geeza are set forth below:

Thomas D. Hennessy, age 39, has served as a Managing Partner of Growth Strategies of Hennessy Capital Group LLC, an alternative investment firm founded in 2013 that focuses on investing in industrial, infrastructure, real estate and sustainable technologies. Since August 2023, Mr. Hennessy has served as Chief Executive Officer and as a director of Compass Digital Acquisition Corp (Nasdaq: CDAQ), a special purpose acquisition company. Since July 2023, Mr. Hennessy has served as a director of TortoiseEcofin Acquisition Corporation III, a special purpose acquisition company, which in August 2023 entered and announced a definitive business combination agreement with One Energy Enterprises Inc., a vertically integrated industrial power solutions company, and the largest installer of on-site, behind-the-meter, megawatt-scale, wind energy in the United States. Since March 2023, Mr. Hennessy has served as Chairman and Chief Executive Officer of two, a special purpose acquisition company, which in March 2024 closed a business combination agreement with LatAm Logistic Properties S.A. (NYSE: LPA), a leading developer, owner, and manager of institutional quality, class A industrial and logistics real estate in Central and South America. Mr. Hennessy has previously served as a director of Jaguar Global Growth Corporation I, a special purpose acquisition company, which in October 2023 closed a business combination with Captivision Inc. (Nasdaq: CAPT), a leading designer and manufacturer of architectural media display glass. Mr. Hennessy has previously served as a director of 7GC & Co. Holdings Inc. (“7GC”), a special purpose company, which in December 2023 closed a business combination with Banzai International, Inc. (Nasdaq: BNZI), a leading marketing technology company that provides data-driven marketing and sales solutions. Previously, Mr. Hennessy served as Chairman, Co-Chief Executive Officer, and President of PropTech Acquisition Corporation (“PTAC”) which effected a business combination with Porch Group Inc. (Nasdaq: PRCH) in 2020 and subsequently served as an independent director of Porch Group Inc. Mr. Hennessy previously served as a Portfolio Manager of Abu Dhabi Investment Authority (ADIA) and prior to that as an Investment Associate for Sam Zell’s Equity International. Mr. Hennessy started his career in the Investment Bank at Credit Suisse. Mr. Hennessy holds a B.A. degree from Georgetown University and an MBA from the University of Chicago Booth School of Business. Mr. Hennessy is qualified to serve as a director of the Company due to his extensive experience with special purpose acquisition companies and his expertise in mergers and acquisitions.

Nicholas Geeza, age 39, has served as Head of Business Development of Hennessy Capital Growth Strategies, an alternative investment company, since April 2023 and as Chief Financial Officer of two (NYSE: TWOA), a special purpose acquisition company, since May 2023. Mr. Geeza previously served as Enterprise Sales Director for Capital Preferences, Ltd., a wealth technology platform focused on using behavioral economics to reveal client preferences and drive increased assets under management for global enterprise financial institutions, since March 2022. From November 2007 to March 2022, Mr. Geeza served as Senior Vice President in the Derivative Products Group at U.S Bank National Association, where he was responsible for developing and servicing client relationships in the National Corporate Banking Technology, Automotive and Insurance divisions. During his tenure, Mr. Geeza assisted in the development and successful implementation of a dynamic hedging platform, advised on compliance with U.S. GAAP accounting requirements, and negotiated International Swaps and Derivatives Association, Dodd-Frank, and collateral management documentation. Prior to U.S. Bank, Mr. Geeza worked at JP Morgan Chase & Co. in New York. Mr. Geeza graduated Cum Laude with a B.S. from Georgetown University and earned an MBA from the University of Chicago Booth School of Business.

M. Joseph Beck, age 38, has served as a director of two, a special purpose acquisition company since March 2023. Mr. Beck has served as director of Jaguar Global Growth Corporation I, a special purpose acquisition company targeting business operating primarily outside of the United States in the PropTech sector, since February 2021. From December 2020 to December 2023, he has served as a director of 7GC which closed a business combination with Banzai International, Inc. (Nasdaq: BNZI), a leading marketing technology company that provides data-driven marketing and sales solutions, in December 2023. From December 2020 to November 2022, he served as Co-Chief Executive Officer, Chief Financial Officer and director of PropTech Investment Corporation II (“PTIC”). From November 2019 to December 2020, he served as Co-Chief Executive Officer, Chief Financial Officer and director of PTAC. Mr. Beck has served as a Managing Partner of Growth Strategies of Hennessy Capital Group LLC since July 2019. From August 2012 to July 2019, Mr. Beck served as a Senior Investment Manager of ADIA. From July 2008 to August 2012, Mr. Beck served as an analyst in the Investment Banking Division of Goldman, Sachs & Co. Mr. Beck holds a B.A. degree from Yale University. Mr. Beck is qualified to serve as a director of the Company due to his extensive experience with special purpose acquisition companies and his expertise in finance.

Garth Mitchell, age 38, has served as interim Chief Financial Officer at Bowery Farming, and an advisor and consultant to technology companies. Mr. Mitchell was previously the Chief Financial Officer and Treasurer of Latch, Inc. from August 2019 to March 2022. Prior to joining Latch, Mr. Mitchell was a Senior Investment Analyst at Lucus Advisors from 2015 to 2019 focused on technology, media and telecom investments, the Director of Strategy and Business Development at Assembled Brands from 2014 to 2015, and a lead software and internet investment analyst at Millennium Partners from 2011 to 2014. Garth began his career in investment banking at Lazard. Mr. Mitchell holds a Bachelor of Arts in Economics from Morehouse College. Mr. Mitchell is qualified to serve as a director of the Company due to his experience as a public company chief financial officer and expertise in capital markets and public company accounting.

Gloria Fu, age 53, served as a member of the board of directors, chairperson of the audit committee and a member of the compensation committee and the nominating and corporate governance committee of two, a special purpose acquisition company, which in March 2024 closed a business combination agreement with LatAm Logistic Properties S.A. (NYSE: LPA), since April 2023. Ms. Fu also served on the board of directors and as chair of the audit committee for Appreciate Holdings, Inc. (Nasdaq: SFR) from February 2024 until the completion of its sale to GA Technologies in March 2024. Ms. Fu previously served as an independent director and as a member of the audit and compensation committees of PropTech Investment Corporation II, a special purpose acquisition company, from December 2020. PropTech Investment Corporation II completed its business combination with SFR in November 2022. Ms. Fu is the Chair Emeritus for the operating board the International Luxury Hotel Association (“ILHA”), a leading trade association for luxury hospitality executives. She previously served as the East Coast Chapter chair for the ILHA. Ms. Fu is also on the board of directors and is a member of the audit and development committees for Visions, a New York based non-profit sponsoring programs for the blind. Ms. Fu brings over 20 years of investment management expertise, most recently at JPMorgan Asset Management, Inc., where she served as a Managing Director and portfolio manager from February 2004 to April 2019. Ms. Fu’s broad base of expertise includes strategy, financial analysis, and shareholder-related issues. Ms. Fu is also a subject matter expert in corporate governance issues. Ms. Fu was a founding member of JPMorgan Asset Management’s Proxy Committee for which she provided leadership and guidance on a broad range of topics including proxy contests, Say-on-Pay, and environmental, social and governance matters. From March 2002 to February 2004, Ms. Fu was a Vice President at JPMorgan Securities and a sell-side equity research analyst focused on the gaming and lodging industries. Ms. Fu is a Chartered Financial Analyst and holds a Bachelor of Sciences in Hotel Administration and Masters in Hospitality Administration from Cornell University. Ms. Fu is qualified to serve as a director of the Company due to her investment advisory and real estate expertise, particularly omnichannel retail and lodging.

Courtney Robinson, age 39, has served as a Founding Partner of Advance Venture Partners LLC, a growth stage venture capital firm, since October 2024, where she is responsible for the firm’s consumer investment practice. Ms. Robinson led the firm’s investments in Bellhops, a technology-enabled moving service; Brandable, a portfolio of consumer packaged goods brands; Curology, a personalized skincare provider; Openly, a next generation provider of home insurance; Modsy, an interior design marketplace; Rent the Runway, a subscription clothing business; and Sawyer, an education marketplace. She also served as a director of 7GC, a special purpose acquisition company that closed an initial business combination with Banzai International, Inc. (Nasdaq: BNZI), a leading marketing technology company that provides data-driven marketing and sales solutions, from December 2020 to November 2023 and PTAC, a special purpose acquisition company that closed an initial business combination with Porch.com, from November 2019 to December 2020. From December 2020 to November 2022, she served as a director of PTIC, a special purpose acquisition company that closed an initial business combination with RW National Holdings, LLC (d/b/a Appreciate), the parent holding company of Renters Warehouse, in November 2022. Between December 2011 and October 2014, Ms. Robinson was a Founding Principal at American Express Ventures, the investment arm of American Express (NYSE: AXP), and before that, served as Director of Business Development at Plum District, a local commerce marketplace, between February 2011 and December 2011. She began her career as a technology-focused investment banker at GCA Savvian Advisors LLC in 2006. Ms. Robinson holds a B.A. from Columbia University. Ms. Robinson is well qualified to serve as a director due to her extensive investment and advisory experience.

Javier Saade, age 52, has served as a Venture Partner at Fenway Summer Ventures, a venture capital firm, since 2016, Founder and Managing Partner of Impact Master Holdings since 2019, and Operating Partner at Presidio Investors, a private equity firm, since 2022. He also serves as Chairman of the Board of Directors of GP Funding, Inc., a private-equity backed financial services firm, since 2019. He served on the Board of Directors of SVF Investment Corp. (Nasdaq: SVFA) from January 2021 to March 2023 and on the Board of Directors of Porch Group (Nasdaq: PRCH) from December 2020 to March 2022. He also previously served on the Boards of Trustees of The Nature Conservancy, Pan American Development Foundation and Foundation for Puerto Rico and held seats on the Global Advisory Board of DocuSign, Inc. (Nasdaq: DOCU), Corporate Responsibility Board of Univision and Board of Advisors of Harvard’s Rock Center for Entrepreneurship. Previously, Mr. Saade was appointed by President Obama as Associate Administrator of the U.S. Small Business Administration and was its Chief of Investment and Innovation from 2013 to 2015. He also served on the Advisory Committee for Small and Emerging Companies at the SEC and on multiple White House councils working on economic policy. Prior to public service, he spent about 20 years in investing, operating and advisory roles at organizations that include McKinsey & Company, Booz Allen & Hamilton (NYSE: BAH), Bridgewater Associates, Abbott Laboratories (NYSE: ABT), GEM Group and Air America Media, a company he co-founded. He holds a B.S. in Industrial Management from Purdue University, an M.S. in Operations & Technology from the Illinois Institute of Technology and an M.B.A. from Harvard Business School, where he is currently an executive fellow. Mr. Saade is well qualified to serve as a director of the Company due to his extensive operating, entrepreneurial, strategy and governance experience with public and private companies, capital allocation and principal investing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

10.1+	Securities Purchase Agreement, dated as of April 19, 2024, by and among Global Technology Acquisition Corp. I, Global Technology Acquisition I Sponsor LP and HCG Opportunity II, LLC.

10.2	Amendment to Letter Agreement, dated as of April 19, 2024, by and among Global Technology Acquisition Corp. I, HCG Opportunity II, LLC, Global Technology Acquisition I Sponsor LP and the individuals party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2024	Global Technology Acquisition Corp. I

	By:	/s/ Thomas Hennessy
	Name:	Thomas Hennessy
	Title:	Chief Executive Officer